RECEIVABLES SALE AGREEMENT

                          Dated as of December 21, 1998


                                 by and between

                               INTELLICALL, INC.,

                         as Seller and Subservicer, and


                            RFC CAPITAL CORPORATION,


                        as Purchaser and Master Servicer

         RECEIVABLES SALE AGREEMENT (the "Agreement"), dated as of December 21, 1998, by and between INTELLICALL, INC., a Delaware corporation, as Seller and Subservicer, and RFC CAPITAL CORPORATION, a Delaware corporation, as Purchaser and Master Servicer.

                                   WITNESSETH:

         WHEREAS, the Seller desires to sell certain of its telecommunication receivables and the Purchaser is a corporation formed for the purpose of purchasing certain telecommunication receivables from time to time;

         WHEREAS, the Purchaser shall act in its capacity as the Master Servicer to perform certain servicing, administrative and collection functions in respect of the receivables purchased by the Purchaser under this Agreement;

         WHEREAS, the Purchaser and the Master Servicer desire that the Subservicer be appointed to perform certain servicing, administrative and collection functions in respect of the Purchased Receivables; and

         WHEREAS, the Seller has been requested and is willing to act as the Subservicer.

         NOW, THEREFORE, the parties agree as follows:


                             ARTICLE I - DEFINITIONS

         Section 1.1. Certain Defined Terms. The capitalized terms used in this Agreement shall have the respective meanings set forth on Exhibit A to this Agreement.

         Section 1.2. Other Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with generally accepted accounting principles. All terms defined in Article 9 of the UCC, and not specifically defined in this Agreement, are used in this Agreement as defined in such Article 9 of the UCC.


            ARTICLE II - PURCHASE AND SALE; ESTABLISHMENT OF ACCOUNTS

         Section 2.1. Offer to Sell. Seller shall offer to sell, transfer, assign and set over to Purchaser those Eligible Receivables set forth on a list of such Eligible Receivables which such list shall be delivered by the Seller to the Purchaser no later than three (3) Business Days prior to each Purchase Date.

         Section 2.2. Purchase of Receivables. (a) Upon receipt of the list of Eligible Receivables and offer to sell pursuant to Section 2.1, the Master Servicer, in its sole discretion, will confirm which of the Eligible Receivables offered by Seller that the Purchaser will Purchase. The Purchase of such Receivables shall occur upon payment of the applicable Purchase Price as provided at Section 2.3 of this Agreement. Upon Purchase of the Receivables, Seller will have sold, transferred, assigned, set over and conveyed to Purchaser, without recourse except as expressly provided herein, all of Seller=s right, title and interest in and to the Purchased Receivables, and title to such Purchased Receivables shall have passed to Purchaser at such time. The Seller shall not take any action inconsistent with such ownership and, from and after the date of such transfer, shall not claim any ownership in any Purchased Receivable. The Seller shall indicate in its books and records that ownership interest in any Purchased Receivable is held by the Purchaser. In addition, the Seller shall respond to any inquiries with respect to ownership of a Purchased Receivable by stating that it is no longer the owner of such Purchased
Receivable and that ownership of such Purchased Receivable is held by the Purchaser. Documents containing Required Information regarding Purchased Receivables shall be held in trust by the Seller and the Subservicer, for the benefit of the Purchaser as the owner of the Purchased Receivables for the purpose of collection, and possession of any Required Information relating to the Purchased Receivables is so retained, in part, for the purpose of facilitating the servicing of the Purchased Receivables and carrying out the terms of this Agreement. As to Purchased Receivables, such retention and possession of Required Information is at the will of the Purchaser and in a custodial capacity for the benefit of the Purchaser only.

                  (b) If, in the event, the Purchaser does not otherwise purchase Receivables pursuant to this Section which are (i) otherwise Eligible Receivables of like character and quality to that which have been previously purchased by Purchaser under this Agreement and (ii) provided there does not exist an Event of Seller Default ("Discretionary Event"), then the Purchaser shall provide the Seller with notice of the same within five Business Days of Purchaser's receipt of the Seller's list of Receivables pursuant to Section 2.1 setting forth the reason(s) why such Receivables will not be purchased by the Purchaser and the amount, if any, owed by the Seller to the Purchaser pursuant to Section 9.4 hereof.
 Upon the occurrence of a Discretionary Event, the Seller may terminate this Agreement effective upon the earlier of fifteen days following Purchaser's written notice from Seller as to the same or the payment of any and all amounts due and owing under this Agreement, and, the Purchaser hereby agrees that in such event the Seller shall not be liable to the Purchaser for a Termination Fee. The Purchaser further agrees that upon the complete and satisfactory payment in full of all amounts due and owing the Purchaser under this Agreement that it will deliver to the Seller any and all documentation reasonably necessary, including the delivery of UCC-3 Releases and/or Termination Statements, to acknowledge such termination. Subject to Purchaser's receipt of a deposit from Seller sufficient to cover any then outstanding costs and other amounts due and owing the Purchaser pursuant to Section 9.4 and any amounts reasonably expected to pertain to the following, in the event this Agreement is terminated as a result of a Discretionary Event the Purchaser agrees to prepare and deliver UCC-3 Amendments and any other documentation reasonably necessary within fifteen days of such Discretionary Event in order to amend the collateral described in any and all UCC Financing Statements to be expressly limited to the Purchased Receivables and the Customer Base relating thereto.

         Section 2.3. Purchase Price and Payment. The Purchase Price for Receivables purchased on any Purchase Date and paid by the Purchaser to the Seller shall be an amount equal to the aggregate Net Values of such Purchased Receivables and shall be paid by the Purchaser to the Seller by wire transfer on such respective Purchase Date. The Purchase Price to be paid on such Purchase Date shall be reduced by (a) the Program Fees as of such Purchase Date, (b) the amount, if any, by which the Seller Credit Reserve Account (net of withdrawals required hereunder) is less than the Specified Credit Reserve Balance as of such Purchase Date, (c) any Rejected Receivable Amount, and (d) other amounts due the Purchaser in accordance with Article VIII or Section 9.4 of this Agreement. At any time the aggregate Net Value of all Purchased Receivables shall not exceed the Purchase Commitment.

         Section 2.4. Establishment of Accounts; Conveyance of Interests Therein; Investments. (a) A Lockbox Account will be established or assigned, as the case may be, for the benefit of the Purchaser into which all Collections from Payors with respect to Receivables shall be deposited. The Lockbox Account will be maintained at the expense of the Seller. The Seller agrees to deposit all Collections it receives with respect to Receivables in said Lockbox Account and will instruct all Payors to make all payments on Receivables to said Lockbox Account. All funds in said Lockbox Account will be remitted to the Collection Account as instructed by the Master Servicer not less than once every two Business Days.

         (b) The Purchaser has established and shall maintain the "Collection Account" (the "Collection Account"), the "Purchase Account" (the "Purchase Account") and the "Seller Credit Reserve Account" (the "Seller Credit Reserve Account").

         (c) The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in and to all amounts deposited, from time to time, in the Lockbox Account, the Collection Account and the Seller Credit Reserve Account. Any Collections relating to Receivables held by the Seller or the Subservicer pending deposit to the Lockbox Account as provided in this Agreement, shall be held in trust for the benefit of the Purchaser until such amounts are deposited into the Lockbox Account. All Collections in respect of Purchased Receivables received by the Seller and not deposited directly by the Payor in the Lockbox Account shall be remitted to the Lockbox Account on the day of receipt or the following Business Day if the day of receipt is not a Business Day, and if such Collections are not remitted by Seller on a timely basis, in addition to its other remedies hereunder, the Purchaser shall be entitled to receive a late charge (which shall be in addition to the Program
Fee) equal to 12% per annum or the maximum rate legally permitted if less than such rate, calculated as of the first Business Day of such delinquency.

         Section 2.5. Grant of Security Interest. It is the intention of the parties to this Agreement that each payment of the Purchase Price by the Purchaser to the Seller for Purchased Receivables to be made under this Agreement shall constitute a sale of such Purchased Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced by this Agreement constitutes a loan and not a purchase and sale, it is the intention of the parties that this Agreement shall constitute a security agreement under the UCC and any other applicable law, and that the Seller shall be deemed to have granted to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Purchased Receivables; all payments of principal or interest on such Purchased Receivables; all amounts on deposit from time to time in the Lockbox Account, the Collection Account and the Seller Credit Reserve Account; all other rights relating to and payments made under this Agreement, and all proceeds of any of the foregoing.

         Section 2.6. Further Action Evidencing Purchases. The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Purchaser may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Purchased Receivables or to enable the Purchaser to exercise or enforce any of its rights hereunder.


                      ARTICLE III - CONDITIONS OF PURCHASES

         Section 3.1. Conditions Precedent to All Purchases. Each Purchase from the Seller by the Purchaser shall be subject to the conditions precedent that as of each Purchase Date:

         (a) No Event of Seller Default has occurred and is continuing, and the Seller is in compliance with each of its covenants and representations set forth in Sections 4.1 and 4.2 of this Agreement;

         (b) The Seller shall have delivered to the Purchaser a complete copy of each of the then current Carrier Agreements, Clearinghouse Agreements and Billing and Collection Agreements and any amendment or modification of such agreements;

         (c) The Seller shall have delivered to the Purchaser a copy of each written notice delivered by or received by either the Carrier, Billing and Collection Agent, Clearinghouse Agent or the Seller with respect to any Carrier Agreements, Clearinghouse Agreements and/or the Billing and Collection Agreements with respect to Purchased Receivables;

         (d)      The Termination Date shall not have occurred; and

         (e) The Seller shall have taken such other action, including but not limited to the delivery of an opinion of counsel prior to the initial Purchase Date in the form of Exhibit D hereto, or delivered such other approvals, opinions or documents to the Purchaser as the Purchaser may reasonably request.

      ARTICLE IV - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

         Section 4.1. Representations, Warranties and Covenants as to the Seller. The Seller represents and warrants to the Purchaser and Master Servicer, as of the date of this Agreement and as of the date of each subsequent Purchase Date, as follows:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which it is doing business and has the power and authority to own and convey all of its properties and assets and to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated thereby; and each is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms;

         (b) The execution, delivery and performance by the Seller of this Agreement and the Related Documents and the transactions contemplated thereby
(i) have been duly authorized by all necessary corporate or other action on the part of the Seller, (ii) do not contravene or cause the Seller to be in default under (A) any contractual restriction contained in any loan or other agreement or instrument binding on or affecting the Seller or its property; or (B) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Seller or its property and (iii) does not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Seller (other than in favor of the Purchaser as contemplated hereunder);

         (c) Other than as set forth on Schedule 4 attached hereto, there is no court order, judgment, writ, pending or threatened action, suit or proceeding, of a material nature against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Receivable or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect the Seller, this Agreement, the Related Documents, the Receivables, the Contracts or any LOA, or (iv) asserting a claim for payment of money in excess of $50,000;

         (d) The primary business of the Seller is the provision of telecommunication services and/or equipment. All license numbers issued to the Seller by any Governmental Authority are set forth on Schedule 1 and the Seller has complied in all material respects with all applicable laws, rules, regulations, orders and related Contracts and all restrictions contained in any agreement or instrument binding on or affecting the Seller, and has and maintains all permits, licenses, certifications, authorizations, registrations, approvals and consents of Governmental Authorities or any other party necessary for the business of the Seller and each of its Subsidiaries;

         (e) The Seller (i) has filed on a timely basis all tax returns (federal, state, and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments, and other governmental charges due from the Seller; (ii) the financial statements of the Seller, copies of which have been furnished to the Purchaser, fairly present the financial condition of the Seller, all in accordance with generally accepted accounting principles consistently applied; (iii) since March 31, 1998, there has been no material adverse change in any such condition, business or operations; and (iv) the Seller has delivered to the Purchaser within 30 days after the end of each subsequent three-month period the financial statements, including balance sheet and income statement prepared in accordance with generally accepted accounting principles, of the Seller as of the end of such three-month period, certified by an officer of the Seller;

         (f) All information furnished by or on behalf of the Seller to the Purchaser or the Master Servicer in connection with this Agreement is true and complete in all material respects and does not omit to state a material fact and the sales of Purchased Receivables under this Agreement are made by the Seller in good faith and without intent to hinder, delay or defraud present or future creditors of the Seller;

         (g) The Lockbox Account is the only lockbox account to which Payors have been or will be instructed to direct Receivable proceeds and each Payor of an Eligible Receivable has been directed upon its receipt of the notice attached hereto as Exhibit B, which such notice was mailed or provided to such Payors prior to the initial Purchase Date, to remit all payments with respect to such Receivable for deposit in the Lockbox Account; provided, however, that the Seller may direct Payors to remit proceeds with respect to Receivables to an address other than the Lockbox Account upon the earlier to occur of the payment of all obligations owed by the Purchaser to the Seller under this Agreement or 150 days after the occurrence of a Termination Date;

         (h) The principal place of business and chief executive office of the Seller are located at the address of the Seller set forth under its signature below and there are not now, and during the past four months there have not been, any other locations where the Seller is located (as that term is used in the UCC) or keeps Records except as set forth in the designated space beneath its signature line in this Agreement;

         (i) The legal name of the Seller is as set forth at the beginning of this Agreement and the Seller has not changed its legal name in the last six years, and during such period, the Seller did not use, nor does the Seller now use any tradenames, fictitious names, assumed names or "doing business as" names other than those appearing on the signature page of this Agreement;

         (j) The Seller has not done anything to impede or interfere with the collection by the Purchaser of the Purchased Receivables and shall not amend, waive or otherwise permit or agree to any deviation from the terms or conditions of any Purchased Receivable or any related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, Contract or LOA which (i) may create an Adverse Claim with respect to any Receivable or (ii) would materially affect the ability of Subservicer or the Master Servicer to act in each's capacity as such; and shall not allow any invoice due and owing by the Seller relating to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement to become any more than thirty days past due; and

         (k) For federal income tax reporting and accounting purposes, the Seller will treat the sale of each Purchased Receivable pursuant to this Agreement as a sale of, or absolute assignment of its full right, title and ownership interest in such Purchased Receivable to the Purchaser.

         Section 4.2. Representations and Warranties of the Seller as to Purchased Receivables. With respect to each Purchased Receivable sold pursuant to this Agreement the Seller represents and warrants, as of the date hereof and as of the date of each subsequent Purchase Date, as follows:

         (a) Such Purchased Receivable (i) consists of all the Required Information; (ii) is the liability of an Eligible Payor and (iii) was created by the provision or sale of telecommunication services or equipment by the Seller in the ordinary course of its business; (iv) has a Purchase Date no later than 90 days from its Billing Date; (v) is not a Purchased Receivable which, as of any Determination Date, payment by the Payor of such Receivable has been received and is not duplicative of any other Receivable; and (vi) is owned by the Seller free and clear of any Adverse Claim, and the Seller has the right to sell, assign and transfer the same and interests therein as contemplated under this Agreement and no consent other than those secured and delivered to the Purchaser on or prior to the Closing Date from any Governmental Authority, the Payor, a Carrier, the Billing and Collection Agent, the Clearinghouse Agent or any other Person shall be required to effect the sale of any such Purchased Receivables;

         (b) The Billed Amount of such Purchased Receivable is payable in United States Dollars and that the Eligible Receivable Amount with respect thereto is not in excess of $50,000 with respect to any one individual Payor of any Payor Class other than an Eligible Receivable payable under a Billing and Collection Agreement as set forth on the attached Schedule 3 ("Standard Receivable Cap"), and is net of any adjustments or other modifications contemplated by any Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or otherwise and neither the Receivable nor the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or Contract has or will be compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller, the Payor, the

Carrier, the Clearinghouse Agent or the Billing and Collection Agent, and is not nor will be subject to compromise, adjustment, termination or modification, whether arising out of transactions concerning the Contract, any Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or otherwise; provided, however, notwithstanding the limitation created by the Standard Receivable Cap, the Seller may submit to the Purchaser for purchase a Receivable in excess of such Standard Receivable Cap which is otherwise an Eligible Receivable and the Purchaser may purchase such Receivable in the event the Purchaser has confirmed its acceptance of such Receivable by written notice to the Seller, such notice to be issued within ten days subsequent to Purchaser's receipt of information necessary to evaluate such Receivable (in a form reasonably acceptable to Purchaser) including but not limited to the financial statements of the respective Payor, certain background information pertaining to such Payor and/or its receptive officers and directors, a copy of the underlying contract by and between the Seller and such Payor, and any other information the Purchaser deems reasonably necessary; and

         (c) There are no procedures or investigations pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable, Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, LOA or such Contract, (ii) asserting the bankruptcy or insolvency of the related Payor, (iii) seeking the payment of such Receivable or payment and performance of the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, or such other Contract or LOA, (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, or such other Contract or LOA.

         Section 4.3. Negative Covenants of the Seller. The Seller shall not, without the written consent of the Purchaser and the Master Servicer, which such consent will not be unreasonably withheld:

         (a) Sell, assign or otherwise dispose of, or create or suffer to exist any Adverse Claim or lien upon any Receivable and related Contracts, its Customer Base, the Lockbox Account, the Collection Account, or any other account in which any Collections of any Receivable are deposited, or assign any right to receive income in respect of any Receivable;

         (b) Submit or permit to be submitted to Payors any invoice for telecommunication services or equipment rendered by or on behalf of Seller which contains a "pay to" address other than the Lockbox Account;

         (c) Make any change to (i) the location of its chief executive office or the location of the office where Records are kept or (ii) its corporate name or use any tradenames, fictitious names, assumed names or "doing business as" names; provided, that the Seller shall only be required to provide notice and Purchaser's consent shall not be required for any change of the location of the Seller's chief executive office if such change is within the State and County applicable to the chief executive office set forth on the signature page of this Agreement; or

         (d) Enter into or execute any Clearinghouse Agreement or Billing and Collection Agreement (other than those listed on Exhibit 3 hereof) or any material amendment or modification thereof.

         Section 4.4. Repurchase Obligations. Upon discovery by any party to this Agreement of a breach of any representation or warranty in this Article IV which materially and adversely affects the value of a Purchased Receivable or the interests of the Purchaser therein (herein a "Rejected Receivable"), the party discovering such breach shall give prompt written notice to the other parties to this Agreement which such notice shall set forth the reason(s) such Purchased Receivables shall be considered Rejected Receivables. Thereafter, on the next Purchase Date, the Net Value of the Rejected Receivables shall be deducted from the amount otherwise payable to the Seller pursuant to Section 2.3 and deposited in the Collection Account. In the event that the full Net Value of such Rejected Receivables is not deposited in the Collection Account pursuant to the foregoing sentence, the Purchaser shall deduct any such deficiency from the Excess Collection Amount or make demand upon the Seller to pay any such deficiency to the Purchaser for deposit to the Collection Account. Upon full payment of the amounts set forth above to the Collection Account, the Seller will be deemed to have repurchased such Rejected Receivable.


                       ARTICLE V - ACCOUNTS ADMINISTRATION

         Section 5.1. Collection Account. The Purchaser and the Master Servicer acknowledge that certain amounts deposited in the Collection Account may relate to Receivables other than Purchased Receivables and that such amounts continue to be owned by the Seller. All such amounts shall be administered in accordance with Section 5.3.

         Section 5.2. Determinations of the Master Servicer. On each Determination Date, the Master Servicer will determine, in good faith, the following:

         (a) the Net Value of all Purchased Receivables which have become Rejected Receivables since the prior Purchase Date and which have not been repurchased or offset in the manner set forth in Section 4.4 (the "Rejected Receivable Amount");

         (b) the amount of Collections up to the Purchase Price of all Purchased Receivables received since the prior Determination Date (the "Paid Receivables Amount");

         (c) the Net Value of all Purchased Receivables which have become Defaulted Receivables since the prior Purchase Date (the "Defaulted Receivable Amount");

         (d) the aggregate amount deposited in the Collection Account in excess of the Purchase Price of each Purchased Receivable, including Collections pertaining to Receivables not purchased under this Agreement, since the prior Determination Date (the "Excess Collection Amount"); and

         (e) the Net Value of all Purchased Receivables less the Rejected Receivable Amount and the Defaulted Receivable Amount as of the current Determination Date.

         Unless the Seller disputes any of the foregoing determinations as provided and set forth on a respective purchase certificate delivered by the Purchaser and has delivered notice of such dispute to the Purchaser in writing within twenty days of Seller's receipt of such determinations, the Purchaser's or Master Servicer's determinations of the foregoing amounts shall be conclusive in the absence of manifest error.

         Section 5.3. Distributions from Accounts. (a) No later than 11:00 a.m. on each Determination Date, following the determinations set forth in
Section 5.2, the Master Servicer will make the following withdrawals and deposits:

                  (i) withdraw the Paid Receivables Amount and the Rejected Receivable Amount plus any outstanding Rejected Receivable Amount applicable to any prior period from the Collection Account and deposit such amount in the Purchase Account;

                  (ii) withdraw the Defaulted Receivable Amount from the Seller Credit Reserve Account and deposit such amount in the Purchase Account; provided, however, that such recourse is expressly limited to the monies which comprise the Seller Credit Reserve Account at the time of such Determination Date which shall not at any time exceed the Specified Credit Reserve Balance and further provided that any excess of the then applicable Defaulted Receivable Amount over the Specified Credit Reserve Balance on such Determination Date shall not be carried forward to any future Determination Date and shall be for the account of the Purchaser; and

                  (iii) withdraw all or a portion of, as the case may be, the Excess Collection Amount and deposit such amount in the Seller Credit Reserve Account to the extent that the Seller Credit Reserve Account balance is less than the

Specified Credit Reserve Balance.

                  (iv) withdraw the balance of the Excess Collection Amount in accordance with Section 5.3(b) and remit such amount to the Seller.

         (b) The full amount of the Purchase Price before any offsets shall be withdrawn from the Purchase Account and paid and administered as follows: (i) the Program Fee due and owing as of each respective Purchase Date shall be paid to the Purchaser, (ii) the amount, if any, by which the Seller Credit Reserve Account is less than the Specified Credit Reserve Balance as of such respective Purchase Date shall be deposited in the Seller Credit Reserve Account, (iii) any Rejected Receivable Amount shall be deemed to be a Collection with respect to such Purchased Receivables and shall be deposited in the Collection Account, and
(iv) any remaining amount shall be paid to the Seller. Until the Termination Date, with commercially reasonable best efforts on each Purchase Date or in any event within two Business Days of each such Purchase Date, the Master Servicer shall withdraw all amounts deposited hereunder (net of withdrawals required hereunder) from the Seller Credit Reserve Account which are in excess of the Specified Credit Reserve Balance and shall pay to the Purchaser all amounts due and owing the Purchaser in accordance with Sections 2.3, 4.4, 5.2, 7.1(a) and
(b), 8.1 and 9.4 and pay the balance, if any, to the Seller by wire transfer; provided, however, with respect to Receivables processed or cleared pursuant to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement, if applicable, any Excess Collection Amount shall be retained by the Purchaser in the Collection Account until such time that the Seller's billing cycle (or batch) to which such Excess Collection Amount applies is deemed closed by the Purchaser which, absent the occurrence of an Event of Seller Default and provided that the Purchaser has received information in sufficient form and format to allow the Purchaser to properly apply and/or post Collections against Purchased Receivables, will occur no later than the next immediate Purchase Date following such determination to an account designated by the Seller.

         Section 5.4. Allocation of Moneys following Termination Date. Upon the occurrence of a Termination Date hereunder, the Master Servicer shall administer and monitor the Lockbox Account and any and all Collections and apply the amount of such Collections to the outstanding Net Value of Purchased Receivables. Following the Termination Date and the Purchaser's receipt of the Termination Fee, if applicable, from the Seller, the Master Servicer shall, to the extent funds deposited hereunder (net of withdrawals required hereunder) are sufficient, withdraw an amount equal to the Program Fee from the Seller Credit Reserve Account on each Purchase Date and deposit it in the Purchase Account. To the extent that such funds do not equal the Program Fee, the Seller shall deposit in the Purchase Account the balance of the Program Fee within five Business Days following demand therefor. To the extent any Purchased Receivable becomes a Defaulted Receivable, the Purchaser may withdraw an amount equal to such Defaulted Receivable Amount from the Seller Credit Reserve Account and deposit such amount in the Collection Account, provided, however, that such recourse is expressly limited to the monies which comprise the Seller Credit Reserve Account at the time of the Termination Date which shall not at any time exceed the Specified Credit Reserve Balance. Thereafter, any Excess Collection Amount which relates to Receivables not purchased by the Purchaser may not be used for deposit to the Seller Credit Reserve Account and shall be otherwise administered in accordance with this Agreement.

         Section 5.5. Limitation on Recourse as to Defaulted Receivables. Notwithstanding any provision contained herein to the contrary, the Purchaser and Seller hereby specifically agree and acknowledge that at any time under this Agreement, including but not limited to such time following the occurrence of a Termination Date, the Purchaser's cumulative aggregate total recourse (to the Seller Credit Reserve Account or otherwise) in respect of Defaulted Receivables purchased on any given Purchase Date shall not exceed an amount equal to five percent (5.0%) of the cumulative aggregate total Net Value of Purchased Receivables.

                   ARTICLE VI - APPOINTMENT OF THE SUBSERVICER

         Section 6.1. Appointment of the Subservicer. Subject to Section 6.5, as consideration for the Seller's receipt of the Excess Collection Amount, the Master Servicer and the Purchaser hereby appoint the Seller and the Seller hereby accepts such appointment to act as Subservicer under this Agreement. The Subservicer shall service the Purchased Receivables and enforce the Purchaser's respective rights and interests in and under each Purchased Receivable and each related Contract or LOA; and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Purchased Receivable all in accordance with (i) customary and prudent servicing procedures for telecommunication receivables of a similar type, and (ii) all applicable laws, rules and regulations; and shall serve in such capacity until the termination of its responsibilities pursuant to Section 6.4 or 7. 1. The Subservicer may, with the prior consent of the Purchaser, which consent shall not be unreasonably withheld, subcontract with a subservicer for billing, collection, servicing or administration of the Receivables. Any termination or resignation of the Subservicer under this Agreement shall not affect any claims that the Purchaser may have against the Subservicer for events or actions taken or not taken by the Subservicer arising prior to any such termination or resignation.

         Section 6.2. Duties and Obligations of the Subservicer. (a) The Subservicer shall at any time permit the Purchaser or any of its representatives to visit the offices of the Subservicer and examine and make copies of all Servicing Records;

         (b) The Subservicer shall notify the Purchaser of any action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or may be asserted by any Person with respect to any Purchased Receivable.

         (c) The Purchaser shall not have any obligation or liability with respect to any Purchased Receivables which may arise out of a related Contract, nor shall it be obligated to perform any of the obligations of the Subservicer hereunder.

         Section 6.3. Subservicing Expenses. The Subservicer shall be required to pay for all expenses incurred by the Subservicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment or reimbursement therefor.

         Section 6.4. Subservicer Not to Resign. The Subservicer shall not resign from the duties and responsibilities hereunder except upon determination that (a) the performance of its duties hereunder has become impermissible under applicable law and (b) there is no reasonable action which the Subservicer could take to make the performance of its duties hereunder permissible under applicable law evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Purchaser.

         Section 6.5. Authorization of the Master Servicer. The Seller hereby acknowledges that the Master Servicer (including any of its successors or assigns), in its capacity as such, shall retain the authority to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Master Servicer to collect all amounts due under any and all Purchased Receivables, process all Collections, commence proceedings with respect to enforcing payment of such Purchased Receivables and the related Contracts, and adjusting, settling or compromising the account or payment thereof. The Seller shall furnish the Master Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement, and shall cooperate with the Master Servicer to the fullest extent in order to facilitate the collectibility of the Purchased Receivables.


                     ARTICLE VII - EVENTS OF SELLER DEFAULT

         Section 7.1. Events of Seller Default. If any of the following events (each, an "Event of Seller Default") shall occur and be continuing:

         (a) The Seller (either as Seller or Subservicer) shall materially fail to perform or observe any material term, covenant or agreement contained in this Agreement;

         (b)      An Insolvency Event shall have occurred;

         (c) There is a material breach of any of the representations and warranties of the Seller as stated in Sections 4.1 or 4.2 that has remained uncured for a period of 30 days, or, as such breach may pertain to a Purchased Receivable, has not been cured pursuant to Section 4.4;

         (d) Any Governmental Authority shall file notice of a lien with regard to any of the assets of the Seller or with regard to the Seller which remains undischarged for a period of 30 days;

         (e) As of the first day of any month, the aggregate Net Value of Purchased Receivables which became Defaulted Receivables or Rejected Receivables during the prior three-month period shall exceed 5.0% of the Net Value of all Purchased Receivables then owned by the Purchaser at the end of each of such three months;

         (f) Other than as a result of a final judgment entered by a court of competent jurisdiction, this Agreement shall for any reason cease to evidence the transfer to the Purchaser (or its assignees or transferees) of the legal and equitable title to, and ownership of, the Purchased Receivables;

         (g) The termination of any Clearinghouse Agreement, if applicable, and/or any Carrier Agreement or Billing and Collection Agreement for any reason whatsoever absent the consummation of a substitute Clearinghouse Agreement, Carrier Agreement and/or Billing and Collections Agreement, as the case may be, within ten Business Days of the termination thereof or the delivery of documentation satisfactory to the Purchaser that the underlying service with respect to such agreement is not then currently nor shall not be terminated for a reasonable period of time thereafter such that a substitute agreement can be executed;
         (h) The amount deposited hereunder (net of withdrawals required hereunder) in the Seller Credit Reserve Account has remained at less than the Specified Credit Reserve Balance for fourteen consecutive days; or

         (i)      A Termination Event shall have occurred;

then and in any such event, the Master Servicer may, by notice to the Seller and the Purchaser declare that an Event of Seller Default shall have occurred and, the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, and the Purchaser shall make no further Purchases from the Seller. The Purchaser and the Master Servicer shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC and other applicable law, which rights shall be cumulative.


              ARTICLE VIII - INDEMNIFICATION AND SECURITY INTEREST

         Section 8.1. Indemnities by the Seller. (a) Without limiting any other rights that the Purchaser, the Master Servicer, or any director, officer, employee or agent of either such party (each an "Indemnified Party") may have under this Agreement or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to Seller's actions with respect to this Agreement or the ownership of the Purchased Receivables or in respect of any Receivable or any Contract, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party.

         (b) Any Indemnified Amounts subject to the indemnification provisions of this Section shall be paid to the Indemnified Party within five Business Days following demand therefor, together with interest at the lesser of 12% per annum or the highest rate permitted by law from the date of demand for such Indemnified Amount.

         Section 8.2 Security Interest. The Seller hereby grants to the Purchaser a first priority perfected security interest in the Seller's Customer Base, including but not limited to:

                  (i) all past, present and future customer contracts, lists, agreements, LOA's or arrangements relating thereto;

                  (ii) all of the Seller's right, title and interest in, to and under all of the Seller's Receivables not sold to the Purchaser hereunder, including all rights to payments under any related Contracts, contract rights, instruments, documents, chattel paper, general intangibles, LOA's or other agreements with all Payors and all the Collections, Records and proceeds thereof;

                  (iii) any other obligations or rights of Seller to receive any payments in money or kind; all cash or non-cash proceeds of the foregoing; all of the right, title and interest of the Seller in and with respect to the goods, services or other property which gave rise to or which secure any of the foregoing, as security for the timely payment and performance of any and all obligations the Seller or the Subservicer may owe the Purchaser under Sections 2.3, 4.4, 5.3, 5.4, 8.1, 9.4 and any applicable Termination Fee, but excluding recourse for unpaid Purchased Receivables in excess of such amounts with respect to the Seller Credit Reserve Account that are available to Purchaser as to same in accordance with this Agreement. This Section 8.2 shall constitute a security agreement under the UCC and any other applicable law and the Purchaser shall have the rights and remedies of a secured party thereunder. Such security interest shall be further evidenced by Seller's execution of appropriate UCC-I financing statements prepared by and acceptable to the Purchaser, and such other further assurances that may be reasonably requested by the Purchaser from time to time. The security interest granted under this Section 8.2 shall specifically exclude any right, title and interest in, to or under inventory, general intangibles (other than as the same may pertain to an account) or the pledge of any stock held by the Seller. Following the payment by the Seller to the Purchaser of any and all obligations owed by Seller to Purchaser, the Purchaser agrees to execute and deliver any and all documentation reasonably necessary to evidence the termination of this Agreement.


                           ARTICLE IX - MISCELLANEOUS

         Section 9.1. Notices, Etc. All notices, shall be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

         Section 9.2. Remedies. No failure or delay on the part of any party hereto to exercise any right hereunder shall operate as a waiver or partial waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 9.3. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Subservicer, the Purchaser, the Master Servicer and their respective successors and permitted assigns. Neither the Seller nor the Subservicer may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Master Servicer. The Purchaser may, at any time, without the consent of the Seller or the Subservicer, assign any of its rights and obligations hereunder or interest herein to any Person. Without limiting the generality of the foregoing, the Seller acknowledges that the Purchaser has assigned its collateral rights hereunder for the benefit of third parties. The Seller does hereby further agree to execute and deliver to the Purchaser all documents and amendments presented to the Seller by the Purchaser in order to effectuate the assignment by the Purchaser in furtherance of this Section 9.3 consistent with the terms and provisions of this Agreement. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller or the Master Servicer pursuant to Article IV and the indemnification and payment provisions of Article VIII shall be continuing and shall survive any termination of this Agreement.

         Section 9.4. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification under Article VIII, the Seller agrees to pay upon demand, all reasonable costs and expenses incurred in connection with Articles II and VI of this Agreement, including the periodic auditing of the Seller which, in the absence of an Event of Seller Default, shall occur in accordance with the Purchaser's standard audit procedures which may occur not more than twice annually, and the modification and/or amendment of this Agreement, and the Related Documents to be delivered hereunder, including, without limitation: (i) the reasonable fees and out-of-pocket expenses of counsel for the Purchaser or the Master Servicer with respect to (A) advising the Purchaser as to its rights and remedies under this Agreement to the extent such rights and remedies pertain to the modification and/or amendment of this Agreement or where there has been a successful enforcement of a breach by Seller of any term, agreement, representation or covenant contained in this Agreement, or (B) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement or the other documents to be delivered hereunder; (ii) any and all accrued Program Fee and amounts related thereto not yet paid to the Purchaser; and (iii) any and all stamp, sales and other taxes and fees, but excluding income taxes, payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         (b) If the Seller or the Subservicer fails to pay any Lockbox Account fees or other charges or debits related to such accounts, to pay or perform any agreement or obligation contained under this Agreement, the Purchaser may, or may direct the Master Servicer to pay or perform, or cause payment or performance of, such agreement or obligation, and the expenses of the Purchaser or the Master Servicer incurred in connection therewith shall be payable by the party which has failed to so perform.

         Section 9.5. Amendments; Waivers; Consents. No modification, amendment or waiver of, or with respect to, any provision of this Agreement or the Related Documents, shall be effective unless it shall be in writing and signed by each of the parties hereto. This Agreement, the Related Documents and the documents referred to therein embody the entire agreement among the Seller, the Subservicer, the Purchaser and the Master Servicer, and supersede all prior agreements and understandings relating to the subject hereof, whether written or oral.
         Section 9.6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OHIO, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE PURCHASED RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OHIO.

         (b) THE SELLER AND THE SUBSERVICER HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE

SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE SELLER AND THE SUBSERVICER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PURCHASER TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS PROPERTY, OR THE SUBSERVICER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. THE SELLER AND THE SUBSERVICER EACH HEREBY AGREE THAT THE EXCLUSIVE AND APPROPRIATE FORUMS FOR ANY DISPUTE HEREUNDER ARE THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO AND AGREE NOT TO INSTITUTE ANY ACTION IN ANY OTHER FORUM.

         (c) THE SELLER, AND THE SUBSERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.


         Section 9.7. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                 INTELLICALL, INC., as Seller and as Subservicer


                 By:
                 Name:             John J. McDonald
                 Title:            President / CEO

                 Address  at which the chief executive office is located:

                 Address:                   2155 Chenault
                                            Suite 410
                                            Carrolton, TX  75006
                 Attention:                 John J. McDonald
                 Phone number:              972-416-0022
                 Telecopier number:         972-416-9454

                 Additional locations at which the Seller does business and maintains Records:

                 See Schedule 2

                 Additional names under which Seller does business:

                 None


                 RFC CAPITAL CORPORATION


                 By:   -------------------------------
                 Name:             Mark D. Quinlan
                 Title:            Vice President

                 Address:          130 East Chestnut Street
                                   Suite 400
                                   Columbus, OH 43215
                 Attention:        Mark D. Quinlan
                 Phone number:              (614) 229-7979
                 Telecopier number:         (614) 229-7980

                                                                    SCHEDULE 1
                                                                    ----------

                            SELLER'S LICENSE NUMBERS



--------------------------------------------------------------------------------
      Name of Seller                                  License Numbers

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Intellicall, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                    SCHEDULE 2
                                                                    ----------

               LIST OF NAMES UNDER WHICH SELLER IS DOING BUSINESS
                 AND ADDRESSES AT WHICH SELLER IS DOING BUSINESS


--------------------------------------------------------------------------------

    Names Under Which Seller         Addresses At Which Seller Is Doing Business
Is Doing Business and Payee Names
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Intellicall, Inc.                2155 Chenault, Suite 410
                                 Carrollton, Texas  75006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                1400 East Oakland Avenue
                                McAllen, Texas 78503
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                    SCHEDULE 3
                                                                    ----------

                        BILLING AND COLLECTION AGREEMENTS


--------------------------------------------------------------------------------

     Billing and Collection Agreement                      Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                              EXHIBIT A
                                                              ---------

                                   DEFINITIONS
                                   -----------

         "Adverse Claim" means any claim of ownership, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement having the effect of a lien or security interest that would have, in each case, a material adverse effect upon the Purchased Receivables.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act of 1933.

         "Base Rate" means, as of any Purchase Date, a percentage equal to the Columbus, Ohio, office of the Provident Bank's then applicable prime lending rate plus 2.75% per annum.

         "Billed Amount" means, with respect to any Receivable the amount billed or to be billed to the related Payor with respect thereto prior to the application of any Gross Liquidation Rate.

         "Billing and Collection Agent" means the party performing billing and collection services for and on behalf of the Seller pursuant to the terms of a Billing and Collection Agreement.

         "Billing and Collection Agreement" means any written agreement whereby a party is obligated to provide end-user billing and collection services with respect to any of the Purchased Receivables.

         "Billing Date" means the date on which the invoice with respect to a Receivable was submitted to the related Payor which shall be not more than 45 days from the date on which telecommunication services were provided to the end user of such services.

         "Business Day" means any day of the year other than a Saturday, Sunday or any day on which banks are required, or authorized, by law to close in the State of Ohio.

         "Carrier" means a provider of telecommunication services which such services are resold by the Seller.

         "Carrier   Agreement"   means  any  written   agreement,   contract  or
arrangement whereby a Carrier is obligated to provide certain services to the Seller that relates to Purchased Receivables.

         "Clearinghouse Agent" means the party performing services for and on behalf of the Seller pursuant to the terms and provisions of a Clearinghouse Agreement.

         "Clearinghouse Agreement" means any written agreement, contract or arrangement whereby a party is obligated to perform certain services for the Seller, including, without limitation, processing certain information provided by the Seller to the Clearinghouse Agent and remitting such processed information to one or more Billing and Collection Agents for billing and collection of any Purchased Receivable.

         "Closing Date" means December 21, 1998.

         "Collection Account" means the account established pursuant to
Section 2.4(b).

         "Collections"   means,  with  respect  to  any  Receivable,   all  cash
collections and other cash proceeds of such Receivable.

         "Contract" means an agreement (or agreements) relating to any Purchased Receivable pursuant to, or under which, a Payor shall be obligated to pay for telecommunication services rendered by the Seller from time to time.

         "Customer Base" means all of the Seller's past, present and future customer contracts, agreements, LOA's or other arrangements, any customer list relating thereto and any information regarding prospective customers and contracts, agreements, LOA's or other arrangements and all of the goodwill and other intangible assets associated with any of the foregoing.

         "Defaulted Receivable" means a Purchased Receivable as to which, on any Determination Date (a) any part of the Net Value thereof remains unpaid for more than 90 days from the Billing Date for such Receivable; or (b) the Payor thereof has taken any action, or suffered any event to occur, of the type described in
Section 7.1(f) or (g); or (c) the Master Servicer otherwise reasonably deems any part of the Net Value thereof to be uncollectible for reasons other than a breach of a representation or warranty under Article IV hereof.

         "Defaulted Receivable Amount" has the meaning specified in
Section 5.2(c).

         "Determination Date" means the Business Day preceding the Purchase Date of each week.

         "Eligible Payor" means a Payor which is (a) (i) a corporation, limited liability company, partnership or any other statutory organization organized under the laws of any jurisdiction in the United States and having its principal office in the United States; (ii) an individual or sole proprietorship which is a resident of any jurisdiction in the United States; (iii) a Clearinghouse Agent; or (iv) a Billing and Collection Agent; (b) not an Affiliate of any of the parties hereto; (c) has executed and delivered to the Seller either (i) a Contract, (ii) an LOA, (iii) a Clearinghouse Agreement or (iv) a Billing and Collection Agreement; and (d) not subject to bankruptcy or insolvency proceedings at the time of sale of the Receivables to be purchased.

         "Eligible Receivable" means, at any time, a Receivable as to which the representations and warranties of Section 4.2 are true and correct in all respects at the time of Purchase.

         "Eligible Receivable Amount" means, with respect to any Eligible Receivable, an amount equal to its Billed Amount after giving effect to the Gross Liquidation Rate associated with the Payor Class with respect to such Eligible Receivable.

         "Event of Seller Default" has the meaning specified in Section 7.1.

         "Excess Collection Amount" has the meaning specified in Section 5.2(d).

         "Governmental Authority" means the United States of America, Federal, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

         "Gross Liquidation Rate" means a factor, determined in the commercially reasonable discretion of the Master Servicer from time to time, with respect to a designated Payor Class based on (i) the Seller's historical experience with respect to Collections for such Payor Class, (ii) the terms and provisions of any Billing and Collection Agreement and (iii) the terms and provisions of any Clearinghouse Agreement, determined on the basis of actual Collections which are expected to be received on a Receivable within 90 days of its Billing Date. In the event the Gross Liquidation Rate established as of the initial Purchase Date is to be modified, the Purchaser shall provide the Seller with reasonable notice thereof prior to such modification.

         "Insolvency Event" means the occurrence of an event whereby the Seller makes a general assignment for the benefit of creditors; or where any proceeding is instituted by or against the Seller seeking to adjudicate it a bankrupt or insolvent, or which seeks the liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of the Seller or any of its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, custodian or other similar official for it or for any substantial part of its property.

         "LOA" means a letter of agency, or other authorization, obtained by the Seller from each Payor designating the Seller as its long distance telecommunications provider and otherwise of a type or in a form acceptable under applicable laws.

         "Lockbox Account" means the account established pursuant to
Section 2.4(a).

         "Master   Servicer"   means  RFC   Capital   Corporation,   a  Delaware
corporation, or any Person designated as the successor Master Servicer, and its successors and assigns, from time to time.

         "Net Value" of any Receivable at any time means an amount (not less than zero) equal to (a)(i) the Eligible Receivable Amount multiplied by (ii)
 .90; minus (b) all Collections received with respect thereto; provided, that if the Master Servicer makes a determination that all payments by the Payor with respect to such Receivable have been made, the Net Value shall be zero.

         "Paid Receivables Amount" has the meaning specified in Section 5.2(b).

         "Payor" means, the Person obligated to make payments in respect of any Receivables.

         "Payor Class" means, with respect to any Payor, one of the following:
(a) Clearinghouse Agent; (b) Billing and Collection Agent; (c) statutory organization; or (d) individuals and sole proprietorships.

         "Person" means an individual, partnership, , limited liability company, corporation (including a business trust), joint stock company, trust, voluntary association, joint venture, a government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Program Fee" means as of each Purchase Date, an amount equal to (i) 7/360, of the annualized Base Rate multiplied by (ii) the then current Net Value of all Purchased Receivables prior to such Purchase Date including (A) Rejected Receivables and (B) the Net Value of those Receivables to be purchased on such Purchase Date.

         "Purchase" means a purchase by the Purchaser of Eligible Receivables from the Seller pursuant to Section 2.2.

         "Purchase Account" means the account established pursuant to
Section 2.4(b).

         "Purchase Commitment" means an amount not to exceed $10,000,000; provided, however, that with respect to the initial Purchase Date, such amount shall not exceed $6,000,000 and other than with respect to the initial Purchase Date the aggregate Net Value of Purchased Receivables on the first Purchase Date of any month may not be greater than $1,000,000 over the highest amount of Net Value of Purchased Receivables of any prior month, or such other amount as the Purchaser and Seller may otherwise agree in writing, over the highest aggregate Net Value of Purchased Receivables at any time during the immediately preceding month. Subject to the prior written approval by the Purchaser and payment by the Seller of all applicable fees as agreed by and between the Seller and Purchaser, the Seller may request, in writing, that the Purchase Commitment be increased to $25,000,000, provided, however, that each such single incremental increase in such Purchase Commitment shall be for an amount not less than

$1,000,000.

         "Purchase Date" means the date on which the Purchaser initially Purchases Receivables from the Seller and thereafter, such other date of each week or month, as the case may be, that the Seller and Purchaser mutually agree.

         "Purchase Price" has the meaning specified in Section 2.3.

         "Purchased Receivable" means any Receivable which has been purchased by the Purchaser hereunder including a Rejected Receivable to the extent such Rejected Receivable has not been repurchased by Seller.

         "Purchaser" means RFC Capital Corporation, a Delaware corporation, together with its successors and assigns.

         "Receivable" means (a) an account receivable arising from the provision or sale of telecommunication services (and any services or sales ancillary thereto) by the Seller including the right to payment of any interest or finance charges and other obligations of such Payor with respect thereto; (b) all security interests or liens and property subject thereto from time to time purporting to secure payment by the Payor; (c) all rights, remedies, guarantees, indemnities and warranties and proceeds thereof, proceeds of insurance policies, UCC financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable including, but not limited to, any Billing and Collection Agreement and any Clearinghouse Agreement, and (d) all Collections, Records and proceeds with respect to any of the foregoing. In the instance of a Receivable with respect to which the Payor is a Billing and Collection Agent pursuant to a Billing and Collection Agreement, the amount owed to the Seller by the Billing and Collection Agent is the "Receivable" which is eligible for Purchase by the Purchaser and not the amount owing to, or collected by, the Billing and Collection Agent from the end user of telecommunication services provided by the Seller.

         "Records" means all Contracts, LOA's and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Seller, the Subservicer or Additional Subservicer with respect to Receivables (including Purchased Receivables) and the related Payors.

         "Rejected Receivable Amount" has the meaning specified in
Section 5.2(a).

         "Rejected Receivable" has the meaning specified in Section 4.4.

         "Related Documents" means all documents required to be delivered thereunder and under this Agreement.

         "Required Information" means, with respect to a Receivable, (a) the identity of the Payor, (b) the Eligible Receivable Amount, (c) the Billing Date,
(d) the Payor telephone number and (e) the Payor account number, if applicable.

         "Seller" means Intellicall, Inc., a Delaware corporation, together with its successors and assigns.

         "Seller Credit Reserve Account" means the account established pursuant to Section 2.4(b).

         "Servicing Records" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Subservicer, Additional Subservicer or the Master Servicer with respect to the Purchased Receivables and the related Payors.

         "Specified Credit Reserve Balance" means, as of any Purchase Date, an amount equal to 5.00% of the Net Value of Purchased Receivables including (a) Rejected Receivables (net of recoveries) and (b) those Receivables to be purchased on such Purchase Date.

         "Subservicer" means the Seller, or any Person designated as Subservicer hereunder.

         "Termination Date" means the earlier of (a) December 21, 2000; (b) a Termination Event; (c) the occurrence of an Event of Seller Default as set forth in Section 7.1 of this Agreement; or (d) ninety days following the Seller's delivery of a written notice to the Purchaser setting forth Seller's desire to terminate this Agreement and the payment of the Termination Fee with respect thereto.

         "Termination Event" means the occurrence of an event under any loan agreement, indenture or governing document following which the funding of the Purchaser to be utilized in purchasing Receivables hereunder may be terminated.

         "Termination Fee" means, other than with respect to an event described at Section 2.2, an amount to be paid by the Seller to the Purchaser equal to (A) 4.0% of the Purchase Commitment in the event of an occurrence of an Event of Seller Default resulting in the termination of this Agreement; or (B) in the event the Seller desires to terminate this Agreement, whereby such termination shall be effective only in the event that the Seller has (i) provided the Purchaser prior written notice thereof and (ii) paid to Purchaser and Purchaser has received from Seller an amount equal to (a) 3.0% of the Purchase Commitment if such notice of termination is provided to the Purchaser during the one year period commencing on the Closing Date and ending on the one year anniversary of the Closing Date, or (b) 2.0% in the event such notice of termination is provided to the Purchaser during the period commencing the day after the one year anniversary of the Closing Date through the Termination Date.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the state of the location of the Seller's chief executive office.

                                                                      EXHIBIT B
                                                                      ---------

                     FORM OF NOTICE TO PAYORS - [LEC Payors]

                               [Seller Letterhead]

[Name and Address of Payor]

Dear                              :

         Intellicall, Inc. (the "Seller") has entered into an agreement with RFC Capital Corporation ("RFC") under which certain telecommunication receivables, including the right to payment of any interest, finance charges or late fees with respect thereto, originated by the Seller ("Receivables") have been and will be sold, from time to time, to RFC or affiliates of RFC. RFC or such affiliates may, in turn, from time to time, pledge and or assign such Receivables to such other third parties as RFC deems necessary. It is contemplated that the Receivables will continue to be serviced by the Seller.

         RFC has established a lockbox (the "Lockbox") for collection of the Receivables. Accordingly, you are hereby instructed to remit all payments on Receivables to:

         Provident Bank-Lockbox Account (Intellicall, Inc.) #________________

                                 Provident Bank
                              10 West Broad Street
                              Columbus, Ohio 43215

         Payment of such Receivables in this manner will operate to discharge your obligation with respect thereto (to the extent of such payment), whether or not ownership has been transferred to RFC. Any prior notice of an assignment of any interest in the Seller's Receivables previously delivered to you is hereby superseded by this notice and all prior notices of such assignment are hereby revoked. This notice shall be considered irrevocable absent written notice otherwise received by you from RFC. Thank you for your cooperation.

                                                  Very truly yours,

                                                  INTELLICALL, INC.



                          ------------------------------------------------------
                                                  By:
                                                  Its:

AGREED TO AND ACKNOWLEDGED BY
ON THIS            DAY OF                   , 19     :
        ----------        ------------------    -----

[LEC]


By:
    -------------------------------------------------
Name:

Title:

                                                                    EXHIBIT B
                                                                    ---------

                               [Seller Letterhead]


                 FORM OF NOTICE TO PAYORS - [Individual Payors]


[Name and Address of Payor]


Dear              :

         Because of our continued growth and in an effort to better serve our valued customers, we have entered into a funding arrangement with RFC Capital Corporation ("RFC"). One result of this relationship is that your payments will be received and posted in a more timely manner. Payments should [for resellers with existing lockboxes] continue to be forwarded to the same address which is as follows or [for resellers establishing new lockboxes] be forwarded to the following new address:

[bank name]-Lockbox Account (Intellicall, Inc.) #__________________________

                                   [bank name]
                                 [bank address]
                                  [bank ABA #]

         Your payments will continue to be serviced by Intellicall, Inc., and all inquiries regarding your service, billing invoices and payments should continue to be directed to Intellicall, Inc.'s Customer Service Department at [phone number]. This change is effective immediately and may not be further amended or modified without the written consent of RFC.

         Thank you for your cooperation and we look forward to continuing to satisfy your telecommunication needs.

                                        Sincerely,

                                        INTELLICALL, INC.




                 ---------------------------------------------------------------
                                        By:
                                        Its:

                                                                    EXHIBIT C
                                                                    ---------


                          FORM OF CORPORATE CERTIFICATE
                                 FOR THE SELLER



         I hereby certify that I am a duly elected [Officer] of Intellicall, Inc. (in its capacity as Seller, the "Seller") with all requisite knowledge of the matters set forth below, and further certify as follows:

                  1. There has been no change of the Seller's legal name, identity or corporate structure within the six month period preceding the execution date hereof.

                  2.  No  proceedings   looking   toward  merger,   liquidation,
         dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. There is no litigation pending, or to my knowledge, threatened, which, if determined adversely to the Seller, would adversely affect the execution, delivery or enforceability of the Receivables Sale Agreement (the "Sale Agreement"), dated as of [date of Sale Agreement] by and among the Seller and RFC Capital Corporation ("RFC") as Purchaser (the "Purchaser") and as Master Servicer (the "Master Servicer"), or the sale or servicing of the Receivables as provided therein.

                  4. With respect to the Sale Agreement, the Seller has complied with all the agreements by which it is bound and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  5. No Event of Seller Default or other event of default in the performance of any of the Seller's covenants or agreements under the Sale Agreement has occurred and is continuing, nor has an event occurred which with the passage of time or notice or both would become such an Event of Seller Default.

                  6. The Seller is not a party to, or governed by, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust or other instrument which restricts the Seller's ability to sell or service telecommunication receivables or consummate any of the transactions contemplated by the Sale Agreement.

                  7. For tax and reporting purposes, the Seller will treat the transfer to the Purchaser of the Seller's interests in the Receivables as a sale.

                  8. The transfer to the Purchaser of the Seller's interests in the Receivables will be made (a) in good faith and without intent to hinder, delay, or defraud present or future creditors, and (b) in exchange for reasonably equivalent value and fair consideration.

                  9. On the date hereof, the Seller (a) was paying its Debts, if any, as they matured; (b) neither intended to incur, nor believed that it would incur, Debts beyond its ability to pay as they mature; and (c) after giving effect to the transfer to the Purchaser of the Seller's interests in the Receivables, will have an adequate amount of capital to conduct its business and anticipates no difficulty in continuing to do so for the foreseeable future.

                  10. The Seller has and maintains all material permits, licenses (including any applicable and necessary license, permit or certification from the Federal Communication Commission), authorizations, registrations, approvals and consents of Governmental Authorities necessary for (a) the activities and business of the Seller and each of its Subsidiaries as currently conducted, (b) the ownership, use, operation and-maintenance by each of them of its respective properties, facilities and assets, and (c) the performance by the Seller of the Agreement.

                  11. Without limiting the generality of the foregoing paragraph: (a) each Contract of the Seller and each Subsidiary is in full force and effect and has not been amended or otherwise modified, rescinded or revoked or assigned, and (b) no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, and non-renewal thereof.

                  12. Other than those UCC financing statements to be filed by the Purchaser, no UCC financing statements, federal or state tax liens or judgments with respect to the Purchased Receivables and all other Receivables generated by the Seller have been filed nor shall be filed from and after the date and time of the UCC search results provided by the Seller in accordance with the conditions precedent set forth in the Sale Agreement.

                  13. As of the date hereof, the undersigned hold the respective office set forth opposite their name, and the signature set forth opposite their name is their genuine signature:


           NAME                 Office                      Signature

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------













                  14. The Seller is a corporation duly organized and validly existing under the laws of the State of [state incorporated] validly acting by and through its Board of Directors. Other than the Articles of Incorporation filed on [date articles filed] and annexed to the Certificate of the Secretary of State of the State of ______________, a true, correct and complete copy of which is attached hereto as Exhibit A and which are in effect on the date hereof, there has been no amendment or other document filed with said Secretary of State with respect to the Seller and no such amendment or other document has been authorized.

                  15. The Seller is in good standing (including the payment of all franchise taxes and the filing of required reports) under the laws of the State of ______________ and is duly qualified to do business in the State(s) of [states qualified]. A certificate of good standing issued by the Secretary of State of [states qualified] is attached hereto as Exhibit B.

                  16. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Seller, which Bylaws have not been amended, modified or rescinded since their adoption on [date bylaws adopted]; no such amendment, modification or rescission is contemplated and said Bylaws continue in force on the date hereof.

                  17. Attached hereto as Exhibit D is a true, correct and complete copy of resolutions (the "Resolutions") duly authorized and adopted by the Board of Directors of the Seller pertaining to the RFC Receivables Program; said Resolutions were duly adopted by the unanimous written consent of the Board of Directors without a meeting in accordance with the Articles of Incorporation and Bylaws of the Seller and have not been amended, modified, annulled or revoked and are in full force and effect; and the instruments referred to in said Resolutions to which the Seller is a party were executed pursuant thereto and in compliance therewith by the duly authorized officer of the Seller.

         All capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Sale Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller this ______ day of __________________________, 199 .



                       By_____________________________________________________
                                             Name:
                                             Title:

                                                                    EXHIBIT D
                                                      TO CORPORATE CERTIFICATE
                                                      ------------------------


                          CERTIFIED COPY OF RESOLUTION

         WHEREAS, at a meeting of the Board of Directors of Intellicall, Inc., a corporation organized and existing under the laws of the State of ______________, duly and regularly called and held at the office of the corporation on the day of ((MeetingMonthandYear)), at which meeting a quorum of said Board was present, the following resolution was duly adopted by the unanimous vote of all Directors present, and the same has not been rescinded or modified:

         RESOLVED, that the ((OfficerTitlesonGenCert)) of this corporation be and they are hereby authorized on behalf of and in the name of this corporation to enter into and perform that certain "Receivables Sale Agreement" or modifications, amendments, or supplements thereof or thereto with RFC Capital Corporation (the "Purchaser"), a corporation organized and existing under the laws of the State of Delaware, relating to the sale, assignment, transfer, conveyance and/or the creation of a security interest in Intellicall, Inc.'s Receivables, Seller Credit Reserve Account and Collection Account as defined in said "Receivables Sale Agreement", and to execute and deliver said "Receivables Sale Agreement" and any other documents to be executed and delivered in relation to, or pursuant to said "Receivables Sale Agreement"; and said officers are hereby further authorized at any time to sell, assign, transfer, convey and/or create a security interest in such Receivables and related Seller Credit Reserve Account and Collection Account on such terms and conditions and in such form as may be acceptable to the Purchaser; and said officers are authorized to execute and deliver all such instruments and documents and to do all such things as may be required to complete any such transactions; and all acts and things of the nature herein referred to, heretofore and hereafter done by the said officers or any of them, are hereby approved, ratified, and confirmed.

         RESOLVED FURTHER, that the authority conferred upon said officers by this resolution shall remain in full force until written notice of revocation thereof shall have been received by the Purchaser and a copy of this resolution certified by , President, and , Secretary, with the seal of this corporation affixed, is delivered to the Purchaser.

         We, and , hereby certify that we are the President and Secretary, respectively, of Intellicall, Inc.; and that the foregoing resolution was duly and regularly passed, as above stated, by the said Board of Directors at a meeting of said Board of Directors, duly and regularly called and held at the office of said corporation at the time and place hereinbefore stated.

         IN WITNESS  WHEREOF,  we have hereunto signed our names as , President,
and  ,   Secretary,   and   affixed   the  seal  of  said   corporation   as  of
((SaleSubservAgmtDate)).

INTELLICALL, INC.



                         -------------------------------------------------------
PRESIDENT                                       SECRETARY

                                                                    EXHIBIT D
                                                                    ---------
                                                     TO CORPORATE CERTIFICATE
                                                     ------------------------

                          CERTIFIED COPY OF RESOLUTION


         WHEREAS, the Board of Directors of Intellicall, Inc., a corporation organized and existing under the laws of the State of ______________, duly and regularly adopted by unanimous written consent without a meeting the following resolution and the same has not been rescinded or modified:

         RESOLVED, that the ((OfficerTitlesonGenCert)) of this corporation be and they are hereby authorized on behalf of and in the name of this corporation to enter into and perform that certain "Receivables Sale Agreement" or modifications, amendments, or supplements thereof or thereto with RFC Capital Corporation (the "Purchaser"), a corporation organized and existing under the laws of the State of Delaware, relating to the sale, assignment, transfer, conveyance and/or the creation of a security interest in Intellicall, Inc.'s Receivables, Seller Credit Reserve Account and Collection Account as defined in said "Receivables Sale Agreement", and to execute and deliver said "Receivables Sale Agreement" and any other documents to be executed and delivered in relation to, or pursuant to said "Receivables Sale Agreement"; and said officers are hereby further authorized at any time to sell, assign, transfer, convey and/or create a security interest in such Receivables and related Seller Credit Reserve Account and Collection Account on such terms and conditions and in such form as may be acceptable to the Purchaser; and said officers are authorized to execute and deliver all such instruments and documents and to do all such things as may be required to complete any such transactions; and all acts and things of the nature herein referred to, heretofore and hereafter done by the said officers or any of them, are hereby approved, ratified, and confirmed.

         RESOLVED FURTHER, that the authority conferred upon said officers by this resolution shall remain in full force until written notice of revocation thereof shall have been received by the Purchaser and a copy of this resolution certified by , President, and , Secretary, with the seal of this corporation affixed, is delivered to the Purchaser.

         We, and , hereby certify that we are the President and Secretary, respectively, of Intellicall, Inc.; and that the foregoing resolution was duly and regularly adopted by the unanimous written consent of said Board of Directors.

         IN WITNESS  WHEREOF,  we have hereunto signed our names as , President,
and  ,   Secretary,   and   affixed   the  seal  of  said   corporation   as  of
((SaleSubservAgmtDate)).

INTELLICALL, INC.





                         -------------------------------------------------------
PRESIDENT                                       SECRETARY

                                                                    EXHIBIT D
                                                                    ---------


                    FORM OF OPINION OF COUNSEL FOR THE SELLER

                                December 21, 1998

RFC Capital Corporation
130 E. Chestnut Street
Columbus, Ohio 43215

         Re:      RFC Capital Corporation - Receivables Sale Agreement
                  ----------------------------------------------------

Gentlemen and Ladies:

         We have acted as legal counsel to ____________________________________
(the "Seller") in connection with the transactions contemplated by that certain Receivables Sale Agreement (the "Sale Agreement"), dated as of __________________________, 199 , by and among the Seller, a(n) corporation, and RFC Capital Corporation, a Delaware corporation, as Purchaser ("Purchaser") and as Master Servicer ("Master Servicer"). All references herein to the Seller shall refer to the Seller in its capacity as both Seller and Subservicer under the Sale Agreement. This opinion is being delivered at the Seller's request.

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Sale Agreement.

         In this connection, we have examined the following:

         i) An executed copy of the Sale Agreement and all exhibits and attachments thereto;

         ii) Copies of the UCC-1 financing statements executed by the Seller as assignor/debtor and naming the Purchaser as assignee/secured party relating to the Purchased Receivables and all other Receivables generated by the Seller (the "Financing Statements"), copies of which are attached hereto as Annex 1;

         iii) The results of the searches (the "Searches") conducted by the Secretary of State of 1
                  [and the County Recorder, _________________________ County,
                  _________________________, as of ______________________,]2
                  certified by such filing offices on Form UCC- 11, as to financing statements on Form UCC- I on file with such offices and naming the Seller as a "debtor" as of such date, copies of which are attached hereto as Annex 2A;

         iv) [Add if applicable] [Executed copies of appropriate releases of all outstanding financing statements relating to security interests in accounts of the Seller in favor of third parties which are reflected on the Searches and which shall be released at closing] (the "Releases") copies of which are attached hereto as Annex 213; and
--------
                  1 All references to "State of " in this form of opinion mean the state of the present location of the Seller.
                  2 UCC searches certified on form UCC-II by the appropriate government officials should be dated within ten (10) days of the closing of the transaction.

         v) Such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

         As to various questions of fact material to our opinions set forth below we have relied upon certificates of officers of the Seller, copies of which are attached hereto as Annex 3. Nothing has come to our attention in the course of our representation of the Seller which leads us to believe that the representations set forth in any of the foregoing certificates are inaccurate or incomplete in any material respect.

         In connection with the opinions set forth below we have assumed, with your agreement, that each party to the Sale Agreement other than the Seller has executed and delivered such Sale Agreement and has the corporate power and authority to enter into and perform its obligations thereunder, and that the execution, delivery and performance of the Sale Agreement by each party thereto other than the Seller will not breach, contravene, conflict with, or constitute a violation of any provision of the articles of incorporation or bylaws or other organizational documents of such party, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such party is bound or to which any of its property or assets is subject, or constitute a violation of any law, statute, rule, regulation, order, writ, judgment, award, injunction or decree of any Governmental Authority as to any such party.

         In connection with the opinions set forth below which deal with the perfection and priority of security interests, we have assumed that no financing statements relating to Seller, the Receivables or the Purchased Receivables have been misindexed or misfiled in the appropriate filing offices covered by the Searches.

         We have also assumed that all documents submitted to us as originals are complete and authentic, that all copies of documents submitted to us conform in all respects to the originals thereof, including all amendments or modifications thereto; and that all signatures of parties, other than those of the Seller and its authorized officers, to the respective documents are genuine. We have also assumed that all documents or copies thereof examined by us have been or will be duly, validly and properly authorized, executed, acknowledged and delivered by all parties thereto other than the Seller.

         As you have agreed, for purposes solely of ascertaining the existence of security interests perfected by the filing of UCC financing statements, we have limited our investigation to an examination of the Searches, which indicate that there are no filed financing statements naming the Seller as debtor and relating to the Seller's Receivables [,other than those which will be terminated by the filing of the Releases].

         For purposes of the opinion expressed in the first sentence of Paragraph 4 below, we have assumed, with your consent, that the description of "Purchased Receivables" set forth in the Sale Agreement accurately and completely describes all of the Seller's Purchased Receivables being transferred to the Purchaser pursuant to the Sale Agreement and the description of "Receivable" set forth in the Sale Agreement accurately and completely describes all of the Seller's Receivables generated by the Seller historically and from time to time.

         For purposes of the opinions expressed in Paragraphs 5 and 6 below, with your agreement we have assumed that all transfers of Purchased Receivables will have occurred in accordance with the terms and conditions set forth in the Sale Agreement.

         In addition to the foregoing, in rendering the opinions set forth herein we have acted only as attorneys licensed to practice in the State of ___________________________ and do not hold ourselves out as being knowledgeable as to the laws of any other jurisdiction. We therefore express no  opinions  as to the effect of any laws other  than  federal  laws of the United States of America and the laws of the State of ________________. In this regard, we note that [- if the Seller is located in a state other than Ohio -] the Sale Agreement is governed by the laws of the State of Ohio.
We have assumed,  for purposes of issuing this letter, that insofar as the laws of any such other jurisdiction are applicable to the matters set forth below, such laws (including applicable conflict of laws provisions) are identical to and will be interpreted in-all respects in the same manner as the laws of the State of
____________________________.

         On the basis of the foregoing and subject to the limitations, qualifications and exceptions set forth above, we are of the opinion as of the date hereof that:

         1. The Seller is a corporation duly organized and validly existing under the laws of the State of ________________________, is in good standing under the laws of the State of [state of organization] and is duly qualified to do business, and is in good standing in each jurisdiction in which it maintains an office and has the corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted. The Seller has made all filings with, and has obtained all necessary or appropriate licenses and approvals from federal and State of _____________ Governmental Authorities, which such licenses and approvals are in full force and effect as of the date hereof, that are necessary to permit the Seller to own, lease and operate its properties, to lawfully generate telecommunication receivables and to lawfully conduct its business as presently conducted, and to consummate the transactions contemplated by the Sale Agreement.

         2. The Seller has the corporate power and authority to execute, deliver and perform the Sale Agreement. The execution, delivery and performance of the Sale Agreement has been duly authorized by all necessary corporate action of the Seller and such Sale Agreement constitutes a legal, valid and binding obligation of Seller enforceable against the Seller in accordance with its terms.

         3.  The  execution  and  delivery  of,  and  the   performance  of  the
Purchaser's obligations under, the Sale Agreement does not and will not (a) violate any provision of the Seller's articles of incorporation or bylaws, (b) violate any statute, law, ordinance, rule or regulation of the United States of America or the State of binding on the Seller, (c) violate any orders, judgments, writs or decrees known to us to which the Seller is subject in any respect, or (d) violate or create a breach or default under any loan agreement, indenture, note, evidence of indebtedness, mortgage, financing agreement, bond, debenture or similar agreement or instrument relating to obligations of the Seller for borrowed money or for the deferred purchase price of property or services payable more than one year from the date of incurrence thereof or on demand or relating to obligations of the Seller under capital leases which is presently in effect and known to us and to which the Seller is a party of its property is subject.

         4. The Purchased Receivables and Receivables constitute "accounts" and "general intangibles" within the meaning of the UCC. The Seller is "located" in the State of _______________________ for purposes of Section 9- -103(3)(b)
of the UCC such that the laws (including the conflict of law rules) of the State of ___________________________________ govern the perfection of security interests in accounts and general intangibles of the Seller and the sale of accounts by the Seller. The grant of a first priority security interest in the Receivables, other than Purchased Receivables, is perfected by the filing of appropriate UCC financing statements in the appropriate UCC filing offices identified in paragraph 5(i) below. The transfers of the Purchased Receivables are "true sales" of the Purchased Receivables to the Purchaser. In the event, however, that a court of competent jurisdiction were to hold that such transaction constitutes a loan and not a purchase and sale, then the Sale Agreement creates a first priority perfected valid security interest in the Receivables and Purchased Receivables in favor of the Purchaser.

         5. If transfers of the Purchased Receivables from the Seller to the Purchaser pursuant to the Sale Agreement constitute a "true sale" of the Purchased Receivables to the Purchaser, the execution and delivery of the Sale Agreement and

                  (i) upon the proper filing of the Financing Statements in the UCC filing offices of the Secretary of State of _________________________, [and in the UCC filing offices of the County Recorder of _________________ County,] and

                  (ii) the delivery to the Payors of such Purchased Receivables of the notices in the form of the notices on Exhibit B to the Sale Agreement (assuming no such prior notice has been delivered to any such Payor by any person claiming an interest in the Purchased Receivables, and we hereby advise you that we have no knowledge that the Seller has previously made any such assignment thereof or granted any such lien or encumbrance thereupon);

are effective under the laws of the [State or Location of Seller] to vest title thereto in the Purchaser, and all necessary steps have been taken under the laws of the State of [location of Seller] to protect the Purchaser's ownership interest in the Purchased Receivables now existing, and hereafter created, against creditors of, or subsequent Purchasers from, the Seller, provided that

                  (x) if the transfers of the Purchased Receivables are deemed to be subject to Article 9 of the UCC, or previously filed financing statements, priority may be subject to financing statements effective as a result of Section 9-401(2) of the UCC, or

                  (y) if the Purchased Receivables are deemed to be interests or claims "in or under any policy of insurance" under '9-104(g) of the UCC, priority may be subject to [in English rule states: prior notices to payors of such policies] [in American rule states: prior sales of such Purchased Receivables]. 3

The filing of the Financing Statements in the filing offices identified in paragraph 5(i) above are the only filings required to be made in the State of __________________ to evidence, provide notice to third parties with respect to, or otherwise perfect the Purchaser's ownership interest in the
Purchased  Receivables  and  the Purchaser's   security   interest  in  all
Receivables   other  than  Purchased Receivables under any applicable law of the State of ____________________. No other filings, either in the filing offices identified in paragraph 5(i) or in any other filing offices in the State of ________________, are required or are advisable to be made to evidence, provide notice to third parties with respect to, or otherwise perfect such interests, or to establish the priority of the Purchaser's interest with respect to such Purchased Receivables.

         6. If the transfers of the Purchased Receivables from the Seller to the Purchaser pursuant to the Sale Agreement does not constitute a "true sale" of the Purchased Receivables to the Purchaser, the Sale Agreement creates a valid security interest in favor of the Purchaser in the Purchased Receivables from time to time transferred to the Purchaser pursuant to the Sale Agreement, which security interest will constitute

                  (i) upon the proper filing of the Financing Statements in the UCC filing offices of the Secretary of State of ____________________, [and in the UCC filing offices of the County Recorder of _____________, County,] and

                  (ii) upon the delivery to the Payors of such Purchased Receivables of the notices

--------------------
3 As to assignments of accounts and  intangibles,  if the UCC is not  applicable
because of Section 9-104, most   jurisdictions   follow  either  the  so-called
"American rule" (which in general provides that the transfer of an interest therein is made effective by a written assignment, with priority being granted to the assignment which is first in time) or the so-called "English rule" (which in general provides that the transfer of an interest therein is only effective if notice is given to the payor). Counsel should choose one approach or the other in completing paragraph 5(y) or, if the law in the jurisdiction is unsettled, counsel may include both as exceptions (i.e., by indicating in paragraph 5(y) "prior notices to payors of such policies or prior sales of such Purchased Receivables").

                           in the form of the notices on Exhibit B to the Sale Agreement (assuming that no such prior notice has been delivered to any such Payor by any person claiming an interest in the Purchased Receivables and we hereby advise you that we have no knowledge that the Seller has previously delivered any prior notice);

a security interest (perfected under the UCC and under other appropriate law to the extent applicable) in the Seller's right, title and interest in and to the Purchased Receivables and the proceeds thereof now existing, and hereafter created, prior and senior to all other liens, provided that:

                  (x) if the granting of a security interest in the Purchased Receivables is deemed to be subject to
                           Article 9 of the UCC or previously filed financing statements, priority may be subject to financing statements effective as a result of Section 9-401(2) of the UCC, or

                  (y) if the Purchased Receivables are deemed to be interests or claims "in or under any policy of insurance" under '9-104(g) of the UCC, priority may be subject to [in English rule states: prior notices to payors of such policies] [in American rule states: prior sales of such Purchased Receivables].

The filing of the Financing Statements in the filing offices identified in paragraph 6(i) above are the only filings required to be made in the State of _______________ to evidence, provide notice to third parties with respect to, or otherwise perfect the Purchaser's security interest in the Purchased Receivables under any applicable law of the State of _____________________.
No other filings,  either in the filing offices identified  in paragraph
6(i) or in any other filing offices in the State of ____________, are required or are advisable to be made to evidence, provide notice to third parties with respect to, or otherwise perfect such interests, or to establish the priority of the Purchaser's interest with respect to such Purchased Receivables.

         7. A State of ____________ court and a federal court sitting in the State of would give effect to the choice of law provisions of the Sale Agreement, except that such court may apply State of law to (a) certain remedial and procedural rights, (b) matters of public policy, (c) matters pertaining to the perfection and priority of security interests, and (d) matters as to which Ohio law cannot be proven to such court to be sufficiently authoritative or certain for such court to rely on it.

         8. No consent of, or other action by, and no notice to or filing with, or licensing by any federal or State of _____________ Governmental Authority or any other party (except for those consents required under Section ___________ of the Sale Agreement which have been provided by the Seller to the Purchaser) is required for the due execution, delivery and performance by the Seller of the Sale Agreement or any other agreement, document or instrument to be delivered thereunder or for the perfection of or the exercise by the Seller, the Purchaser or the Master Servicer of any of their rights or remedies thereunder. The transactions contemplated by the Sale Agreement will not cause the Purchaser to be subjected to any obligation to pay any transfer tax to any Governmental Authority in the State of _______________, including without limitation any transfer, sales, use, added value, documentary stamp or other similar transfer tax other than [describe any such taxes which are applicable].

         9. To the best of our knowledge, there are no actions or proceedings against or affecting the Seller or any of its assets, pending or threatened, before any Governmental Authority (including, without limitation, any federal or state court of competent jurisdiction) (i) which seek to affect the enforceability of the Sale Agreement or the transactions contemplated thereby, or (ii) which, if determined adversely, would materially and adversely affect the ability of the Seller to perform its obligations under the Sale Agreement.

         Our   opinions   set  forth   herein  are  subject  to  the   following
qualifications and exceptions:

         (a) The effect of certain laws governing bankruptcy, reorganization, fraudulent conveyance, moratorium and insolvency and relating to or affecting the enforcement of creditors' rights generally, including, but not limited to, the right to take or retain personal property encumbered by the Sale Agreement and the Financing Statements;

         (b) The application of general principles of equity (regardless of whether considered in a proceeding in equity or at law);

         (c)      Standards of commercial reasonableness and good faith;

         (d) In the case of proceeds, perfection of security interests is limited to the extent set forth in Section 9-306 of the UCC;

         (e) Continuation of perfection in any proceeds which are subject to a security interest or in any after acquired property may, if such proceeds or after acquired property consist of property of a type in which a perfected security interest cannot be obtained by filing a financing statement, require additional compliance with applicable provisions of the UCC and we express no opinion as to the perfection, priority an effectiveness of any security interest in any proceeds of the Purchased Receivables initially subject to the security interest or after acquired property to the extent that perfection, priority or effectiveness depends upon additional compliance with the UCC. Any change (from one state to another state) in the location of the Seller's place of business or chief executive offices to a location outside of the State of ______________________, or any change in the name, identity or corporate structure of the Seller that would make a filed financing statement seriously misleading, may result in the lapse of perfection of the security interest to the extent that perfection is dependent on filing unless new and appropriate financing statements are filed in a timely manner; and

         (f) In the case of collateral (as such term is defined in Article 9 of the UCC) in which a debtor (as such term is defined in
                  Article 9 of the UCC) has no present rights, a security interest will be created therein only when the debtor acquires rights to such collateral.

         Our opinions expressed herein are limited to those matters expressly set forth herein, and no opinion may be implied or inferred beyond the matters expressly stated herein. Further, the opinions expressed herein are being rendered solely in connection with the consummation of the transactions contemplated by the Sale Agreement to which Seller is a party, and may not be relied upon for any other purpose.

         Our opinions are rendered only as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter occur or to reflect the applicability of any laws that may affect the transactions contemplated by the Sale Agreement after the date hereof.

         In addition to the foregoing, this letter may not be distributed to, furnished to or relied upon by any person without the express written consent of this firm, provided, however, that any assignee of the Purchaser pursuant to the Sale Agreement may likewise rely upon this opinion as if named as an addressee herein.

                                                 Very truly yours,

                                                                       ANNEX 1
                                                                       -------
                                                                 TO OPINION OF
                                                                 -------------
                                                                   COUNSEL FOR
                                                                   -----------
                                                                    THE SELLER
                                                                    ----------

                                                                      ANNEX 2A
                                                                      --------
                                                                 TO OPINION OF
                                                                 -------------
                                                                   COUNSEL FOR
                                                                   -----------
                                                                    THE SELLER
                                                                    ----------

                                                                      ANNEX 2B
                                                                      --------
                                                                 TO OPINION OF
                                                                 -------------
                                                                   COUNSEL FOR
                                                                   -----------
                                                                    THE SELLER
                                                                    ----------

                                                                      ANNEX 3
                                                                      -------
                                                                TO OPINION OF
                                                                -------------
                                                                  COUNSEL FOR
                                                                  -----------
                                                                   THE SELLER
                                                                   ----------

                                CLOSING CHECKLIST

1.     Receivables Sale Agreement

2.     Notice to Payors

3. Corporate Certificate of the Seller together with exhibits:

       Exhibit A - Certified Articles of Incorporation
       Exhibit B - Certificate of Good Standing
       Exhibit C - Bylaws
       Exhibit D - Certified Copy of Resolutions

4. Original time-stamped UCC-1 Financing Statements naming Seller as debtor and RFC Capital Corporation as secured party filed in Ohio and in Seller's local jurisdictions

5. A copy of the Articles of Incorporation of the Seller CERTIFIED BY THE SECRETARY OF STATE OF THE STATE in which Seller is incorporated and dated no more than 10 days prior to the Closing Date

6. Good Standing Certificate for the Seller dated no more than 10 days prior to the Closing Date issued by the Secretary of State of the State in which Seller is incorporated and each State in which Seller is qualified to do business.

7. UCC Search Results CERTIFIED BY THE RESPECTIVE FILING OFFICE showing searches of applicable federal and state court and agency documents, lien records and tax liens dated no more than 10 days prior to the Closing Date

8.     Copies of filed UCC-3 Releases, if necessary

9. Copies of all date stamped and/or certified Public Service Commission Orders or other evidence of regulatory approval from each state in which the Seller has filed such Orders or where such regulatory approval is required

10.    Legal opinion of Seller's counsel

--------------------------------------------------------------------------------

Closing Date
--------------------------------------------------------------------------------

SELLER NAME
--------------------------------------------------------------------------------

Seller Name
--------------------------------------------------------------------------------

State Seller is incorporated
--------------------------------------------------------------------------------

Consolidated Balance Sheet Date
--------------------------------------------------------------------------------

Signing Officer Name
--------------------------------------------------------------------------------

Signing Officer Title
--------------------------------------------------------------------------------

CEO Address 1
CEO Address 2
CEO Address 3
--------------------------------------------------------------------------------

Notices are sent to
--------------------------------------------------------------------------------

Phone
--------------------------------------------------------------------------------

Fax
--------------------------------------------------------------------------------

President Name
--------------------------------------------------------------------------------

Secretary Name
--------------------------------------------------------------------------------



FORM DOCUMENT              440111
DATA FILE                  440119